APPENDIX B
                                     TO THE
                              CUSTODIAN AGREEMENT
                                 BY AND BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND

                                      and
                                UNION BANK, N.A.
                                 JULY 15, 2013
                                 NAMES OF FUNDS
                                 --------------

                       Acadian Emerging Markets Portfolio
                    Acadian Emerging Markets Debt Portfolio

                         AlphaOne Micro Cap Equity Fund

                            Cambiar Opportunity Fund
                       Cambiar International Equity Fund
                             Cambiar Small Cap Fund
                         Cambiar Aggressive Value Fund
                               Cambiar SMID Fund
                           Cambiar Global Select Fund

                          CBRE Clarion Long/Short Fund
                 CBRE Clarion Global Infrastructure Value Fund

                        Hamlin High Dividend Equity Fund

                          ICM Small Company Portfolio

          Loomis Sayles Full Discretion Institutional Securitized Fund

                      McKee International Equity Portfolio

                      Rice Hall James Micro Cap Portfolio
                      Rice Hall James Small Cap Portfolio
                       Rice Hall James Mid Cap Portfolio

                              Sarofim Equity Fund

                        Sands Capital Global Growth Fund

                            NAMES OF FUNDS CONTINUED
                            ------------------------

                    Thomson Horstmann & Bryant Microcap Fund

                             TS&W Equity Portfolio

                           AT Disciplined Equity Fund
                             AT Mid Cap Equity Fund
                          AT Income Opportunities Fund


By: The Advisors' Inner Circle Fund            By: Union Bank, N.A., "Custodian"


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Authorized Signature                           Authorized Signature


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Name & Title                                   Name & Title


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